INCORPORATED UNDER THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

# ALGERNON PHARMACEUTICALS INC.

**NUMBER**

**GC5869170**

**SHARES**

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This certifies that

**** SPECIMEN ****

* SPECIMEN * GC5869170 * CA01559R4008 * 0FULLY PAID AND NON-ASSESSABLE CLASS A COMMON SHARES WITHOUT PAR VALUE OF ALGERNON PH
ARMACEUTICALS INC. * ALGERNON PHARMACEUTICALS INC. * SPECIMEN * GC5869170 * CA01559R4008 * 0FULLY PAID AND NON-ASSESSABLE CLA
SS A COMMON SHARES WITH[illegible]ARMACEUTICALS INC. * ALGERNON PHARMACEUTICALS INC. * SPECIMEN * GC5869170
* CA01559R4008 * 0FULLY PAID [illegible] CLASS A COMMON SHARES WITHOUT PAR VALUE OF ALGERNON PHARMACEUTICALS INC. * AL
GERNON PHARMACEUTICALS INC. * SPECIMEN * GC5869170 * CA01559R4008 * 0FULLY PAID AND NON-ASSESSABLE CLASS A COMMON SHARES WITH
OUT PAR VALUE OF ALGERNON PHARMACEUTICALS INC. * ALGERNON PHARMACEUTICALS INC. * SPECIMEN * GC5869170 * CA01559R4008 * 0FULLY
PAID AND NON-ASSESSABLE CLASS A COMMON SHARES WITHOUT PAR VALUE OF ALGERNON PHARMACEUTICALS INC. * ALGERNON PHARMACEUTICALS
INC. * SPECIMEN * GC5869170 * CA01559R4008 * 0FULLY PAID AND NON-ASSESSABLE CLASS A COMMON SHARES WITHOUT PAR VALUE OF ALGERN
ON PHARMACEUTICALS INC. * ALGERNON PHARMACEUTICALS INC. * SPECIMEN * GC5869170 * CA01559R4008 * 0FULLY PAID AND NON-ASSESSABL

Is the Registered Holder of

**** ZERO ****

* SPECIMEN * GC5869170 * CA01559R4008 * 0FULLY PAID AND NON-ASSESSABLE CLAS
S A COMMON SHARES WITHOUT PAR VALUE OF ALGERNON PHARMACEUTICALS INC. * ALGE
RNON PHARMACEUTICALS INC. * [illegible]EN * GC5869170 * CA01559R4008 * 0FULLY PA
ID AND NON-ASSESSABLE CLASS A COMMON SHARES WITHOUT PAR VALUE OF ALGERNON P
HARMACEUTICALS INC. * ALGERNON PHARMACEUTICALS INC. * SPECIMEN * GC5869170

**ISIN: CA01559R4008**
**CUSIP: 01559R400**

**FULLY PAID AND NON-ASSESSABLE CLASS A CONSOLIDATED COMMON SHARES WITHOUT PAR VALUE OF**
**ALGERNON PHARMACEUTICALS INC.**

in the Capital Stock of the above named Corporation transferable on the books of the Corporation by the registered holder in person or by duly authorized attorney in writing upon surrender of this Certificate properly endorsed.

This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by the facsimile signature of its duly authorized officers.

DATED: APRIL 22, 2022

Chief Executive Officer and Director

Chief Financial Officer

Countersigned and registered
TSX Trust Company
Transfer agent and registrar or
American Stock Transfer & Trust
Company, LLC as Co-Transfer Agent

**VANCOUVER**
**NEW YORK**

BY:____________________________

Authorized Signature

The shares represented by this certificate are transferable at the office of TSX Trust Company in Vancouver, BC or at the office of American Stock Transfer & Trust Company, LLC in New York, NY.

SECURITY INSTRUCTIONS ON REVERSE    VOIR LES INSTRUCTIONS DE SÉCURITÉ AU VERSO

Printed by DATA BUSINESS FORMS

5869170

For value received, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________

(**Print** name(s) of person(s) to whom the securities are being transferred and the address for the register)

______________________________________________

______________________________________________ shares

(number of shares if blank, deemed to be all)

of the Corporation represented by this certificate, and hereby irrevocably constitutes and appoints ______________________ the attorney of the undersigned to transfer the said securities with full power of substitution in this matter:

Dated ____________________

**Signature Guarantee(s)***
(the transfer cannot be processed without acceptable guarantees of all signatures)

**Transferor(s) Signature(s)***

______________________________

______________________________

______________________________

* For transfers signed by the registered holder(s), their signature(s) must correspond with the name(s) on the certificate in every particular, without any changes.
In addition, every signature must be **Signature Guaranteed** by a Canadian Schedule 1 chartered bank, or a member of one of the recognized medallion programs - Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) or New York Stock Exchange, Inc. Medallion Signature Program (MSP).